pxgd0728
PPY: 0.000 CPR                                                                                16:04:58
                                      J.P. Morgan Securities Inc.
                                            Deal: pxgd0728
                                Price/Yield Table: Tranche 1, Class A1

Pricing Speed:            Run           Settles                 Rules from           Collateral       Term      Coupon
--------------        -----------      --------                 ----------           ----------       ----      ------
0.000 CPR             at Issuance      08/11/03                 Script                                338        5.5908


Class A-1        Original Par        Type         Coupon             Price
---------        ------------        ----         ------             -----
Tranche 1      $217,100,000          SEQ          4.1580 (FIXED)     100.4999


      Prepayment Rate           0 CPR
         Default Rate           0 CDR
Price in 4/32nds Step           +0 BP
---------------------           -----
99-00                           4.375
99-04                           4.349
99-08                           4.323
99-12                           4.297
99-16                           4.271

99-20                           4.245
99-24                           4.220
99-28                           4.194
100-00                          4.168
100-04                          4.142

100-08                          4.117
100-12                          4.091
100-16(P)                       4.066
100-20                          4.040
100-24                          4.015

100-28                          3.989
101-00                          3.964
101-04                          3.939
101-08                          3.914
101-12                          3.888

101-16                          3.863
101-20                          3.838
101-24                          3.813
101-28                          3.788
102-00                          3.763

Average Life:                   5.700
Mod Duration:                   4.872
Exp. 1st Pay:                   09/12/03
Exp. Maturity:                  12/12/12
AL TSY Spread:                  0.82

                                 Treasury Curve

TSY          Yield             TSY                      Yield
---          -----             ---                      -----
1 YR         1.218
2 YR         1.576             7 YR                     3.550
3 YR         2.017
5 YR         3.080             10 YR                    4.254


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Neither WSA nor JPM represents that the above information is accurate or correct.

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